Other income (Tables)	6 Months Ended
Dec. 31, 2021
Summary of other income

	31 December 2021	31 December 2020
	$	$
R&D tax incentive income (i)	1,210,539	540,000
Government Grant income - COVID-19 relief (ii)	(1,549)	220,000
Other	15,041	196,547
	1,224,031	956,547

i.	R&D tax incentive income

The group’s research and development activities are eligible under an Australian Government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognised when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured. For the half year ended 31 December 2021, the group has included an item in other income of $1,210,539 (2020: $540,000) to recognise income over the period necessary to match the grant on a systematic basis with the costs that they are intended to compensate.

On 5 December 2019, the Treasury Laws Amendment (R&D Tax Incentive Bill 2019) was introduced into Parliament. The draft bill contains proposed amendments to the R&D tax incentive regulations. Under the proposed amendments, the refundable tax offset rate for companies with an aggregated turnover of less than

$20 million would become 41%. As at 31 December 2021, the bill remains under review by the Senate Committee.

In accordance with AASB 120, Government Grants, including non-monetary grants at fair value, should not be recognised until there is reasonable assurance that the entity will comply with the conditions attaching to them and the grants will be received.

Management does not consider the rate reduction to be substantially enacted as at 31 December 2021 due to the continued legislative debate in Parliament. The group has therefore calculated the R&D tax incentive by applying the currently legislated R&D rate to eligible expenditure.

ii.	Government Grant income – COVID-19 Relief

The COVID-19 relief relate to Government assistance received during the half-year, from the Australian Government (at both federal and state level), in response to the economic and financial challenges in the current economy.

Government Grants are recognised as income when the group is reasonably assured that it will comply with the conditions attached to the grant and the amount will be received.